UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2011

STEVIA FIRST CORP. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation	000-53832 (Commission File Number)	75-3268988 (IRS Employer Identification No.)

862 Murray Ct. Yuba City, California (Address of principal executive offices)	95991 (Zip Code)

Registrant's telephone number, including area code 858-361-4499

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

Due to our name change and forward stock split which became effective with FINRA’s Over-the-Counter Bulletin Board at the opening for trading on October 12, 2011, our stock symbol was changed to “LDMID” for a period of 20 business days and such additional “D” on our stock symbol has been removed for a period of 10 business days.  FINRA has now provided us with our new stock symbol of “STVF” which became effective with FINRA’s Over-the-Counter Bulletin Board at the opening of trading on November 23, 2011, and which now more closely reflects our new name.

Our CUSIP number is 86031Q 104.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 23, 2011

STEVIA FIRST CORP.

By:	/s/ Avtar Dhillon
Name:	Avtar Dhillon
Title:	President and Director

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